SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported):	June 2, 2004

ALBERTSON’S, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6187	82-0184434

(Commission File Number)	(I.R.S. Employer Identification No.)

250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho      83726

(Address of Principal Executive Offices)         (Zip Code)

(208) 395-6200

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.

On June 2, 2004, the Company issued a press release regarding its sales and earnings for the 2004 first quarter. Certain financial information from that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c). Exhibits.

Exhibit No.	Exhibit Description
99.1	Certain financial information from press release of June 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBERTSON’S, INC.

By:	/s/ Felicia D. Thornton

	Name:	Felicia D. Thornton
	Title:	Executive Vice President and
Chief Financial Officer

Dated: June 2, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Certain financial information from press release of June 2, 2004